THRIVENT FINANCIAL SECURITIES LENDING TRUST

Form N-SAR for
Fiscal Period Ended 10-31-07


INDEX TO EXHIBITS


EXHIBIT NO.    ITEM

1.             Report on internal control by Independent Public Accountants.
               (Item 77.B.)